Prospectus Supplement June 17, 1999

Variable Second to Die S-6196 H (4/99)
Variable Second to Die New York S-6185 D (4/99)
Variable Universal Life S-6194 X (4/99)
Variable Universal Life New York S-6171 Y (4/99)
Variable Universal Life (VUL-3) S-6189 A (4/99)

SHAREHOLDER MEETINGS

At the regular meetings on June 16, 1999, shareholders approved the following proposal:

Fundamental Policies. Shareholders voted to eliminate or modify a number of policies including those regarding borrowing and lending money to other funds advised by AEFC; conflicts of interest; issuing senior securities; transactions with affiliates; investing in other investment companies, pledging or mortgaging assets; investing in exploration or development programs; investing for purposes of exercising control or management; and concentration.

S-6234 A (6/99)
*Destroy -next prospectus update